SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

DWS Massachusetts Tax-Free Fund

The following information replaces the existing similar disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus and the summary section of the fund’s prospectus.
Matthew J. Caggiano, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2021.
Chad H. Farrington, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2026.
The following information replaces the existing similar disclosure contained under the “MANAGEMENT” heading in the “FUND DETAILS” section of the fund’s prospectus.
The following Portfolio Managers are jointly and primarily responsible for the day-to-day management of the fund.
Matthew J. Caggiano, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2021.
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Joined DWS in 1989.
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Co-Head of Municipal Bond Department.
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BS, Pennsylvania State University; MS, Boston College.
Chad H. Farrington, CFA, Managing Director and Head of Investment Strategy Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2026.
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Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.
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Co-Head of Municipal Bond Department.
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BS, Montana State University.
Please Retain This Supplement for Future Reference
July 20, 2026
PROSTKR26-33